Exhibit 99.1

September 2013 A PERFECT FIT CREATES GREAT OPPORTUNITY Andrea K. Tarbox Vice President and CFO

2 FORWARD LOOKING STATEMENTS The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at KapStonePaper.com under Investors. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors 2

 KapStone formed in 2005 Shareholder funds invested 2005 - $120 million from IPO 2007/2009 - $102 million from warrant exercises $95 million Dec. 2012 special dividend 3 KAPSTONE PROVIDES COMPELLING OPPORTUNITY To co-invest with two successful, veteran entrepreneurs in the paper and packaging segment KapStone is a leading North American producer of unbleached kraft paper and corrugated products Roger Stone and Matt Kaplan Collectively, largest shareholders including immediate family Own/control 14% of shares $2.0 Billion Growth CAGR 39% $2.1 Billion Market Cap $222 Million $95 M Dividend

4 OPPORTUNITY IN RAPIDLY IMPROVING SECTOR Significant industry consolidation Inventories are low Supply and demand are in balance Anticipate increased demand as worldwide economies improve Minimal growth in supply expected over next several years High industry-wide operating rates Strong Fundamentals

Continue to grow our business profitably by opportunistically investing in brown paper and packaging assets Maximize capital returns Optimizing operations of acquired companies Focusing on cash generation 5 KAPSTONE’S GUIDING PRINCIPLES & RESULTS Results Comparison of Cumulative Total Return Assumes Initial Investment of $100 Closing Price of $45.00, Aug. 2, 2013

6 RAPIDLY GENERATING CASH Generated $809 million of cash from operations since inception Sufficient cash to pay off first 95% of first 3 acquisitions U S E Use Source

 US Corrugated Inc. Purchase Price $332 MM 6.4 Xs Adj. TTM EBITDA 7 BUILDING OF KAPSTONE IP’s Kraft paper business Purchase Price $204 MM 3.3 Xs TTM Adj. EBITDA MWV’s kraft paper business Purchase Price $466 MM 5.8 Xs TTM Adj. EBITDA January 1, 2007 July 1, 2008 October 31, 2011 Annual Net Sales and Adjusted EBITDA Longview Fibre Purchase Price $1.025 Billion 6.1 Xs Adj. TTM EBITDA** **4.7 Xs after adjusting for known CB price increases and synergies July 18, 2013 *Analysts’ consensus

KAPSTONE AND LONGVIEW COMBINED 8 $’s in Millions Assumptions for combined results Assumed LV’s D&A increased to $50 million annually due to estimated FMV of assets Assumed blended debt interest rate of 2.6% based on proposed financing Adjusted for higher financing amortization costs No synergies were included KS EBITDA adjusted for stock compensation expense and one time non-recurring items Combined 2012 adjusted diluted EPS was adjusted for Longview’s unrecognized tax benefit. *See appendix for preliminary pro forma statements

9 KAPSTONE TODAY Longview mill has tremendous fiber flexibility located in excellent wood basket 100% virgin to 100% recycled 1.15 million ton annual capacity Excess pulping and recovery capacity of approximately 300,000 tons per year Charleston, SC and Roanoke Rapids, NC mills are 100% virgin fiber based and are located in excellent wood basket 1.315 million ton capacity Linerboard, kraft paper, saturating, and Kraftpak Cowpens, SC recycled fiber mill 240,000 ton capacity Medium and linerboard Four paper mills – Total capacity of 2.7 million tons 18 bsf of capacity Boxes and sheets 22 converting plants located throughout the U.S.

10 WELL POSITIONED TO MEET OUR CUSTOMERS’ NEEDS

11 PRODUCTS Kraft Containerboard – Approximately 1,700,000 tons per year Corrugated boxes Wide range of grades and basis weights High performance light weight linerboard grades Kraft Papers – Approximately 600,000 tons per year High performance multiwall and various kraft grades Only US producer of extensible (high performance) grades Packaging for flour, sugar, pet food, cat litter, cement, lawn & leaf, fast food, carryout, and grocery

12 PRODUCTS DuraSorb® (Saturating Kraft) – Approximately 260,000 tons per year Used in various high pressure laminates including furniture, shelving, countertops, and flooring Market leader Kraftpak ® – Approximately 120,000 tons per year A virgin fiber, unbleached, uncoated folding carton board Corrugated Packaging - Approximately 12 billion square feet per year Corrugated boxes Sheets

13 KAPSTONE HAS NUMEROUS OPPORTUNITIES FOR VALUE CREATION & EARNINGS GROWTH

APPENDIX

PRELIMINARY PRO FORMA – COMBINED INCOME STATEMENTS 15 Preliminary Pro Forma Pro Forma KapStone Longview Adjustments Notes Combined Net sales 326,321 $ 228,274 $ 554,595 $ Cost of sales, excluding depreciation and amortization 225,753 165,708 391,461 Depreciation and amortization 17,253 - 12,500 A, D 29,753 Freight and distribution expenses 27,849 - D 27,849 Selling, general, and administrative expenses 21,072 16,515 37,587 Other operating income 196 (14) 182 Operating income 34,590 46,037 (12,500) 68,127 Miscellaneous Income - 23 23 Foreign exchange gain/(loss) 89 - 89 Interest expense, net 2,636 10,610 (2,002) B 11,244 Income before provision for income taxes 32,043 35,450 (10,498) 56,995 Provision for income taxes 11,052 12,443 (3,989) C 19,506 Net income 20,991 $ 23,007 $ (6,509) $ 37,489 $ Weighted average number of shares outstanding: Basic 47,550,426 47,550,426 Diluted 48,217,835 48,217,835 Net income per share: Basic 0.44 $ 0.48 $ (0.14) $ 0.79 $ Diluted 0.44 $ 0.48 $ (0.13) $ 0.78 $ KapStone Paper and Packaging Corporation Unaudited Pro Forma Condensed Combined Statement of Income For the Three Months Ended June 30, 2013 (amounts in thousands except per share data) Historical

PRELIMINARY PRO FORMA – COMBINED INCOME STATEMENTS 16 A - Reflect additional amortization and depreciation expense from fair market value adjustments for identified intangible assets and fixed assets. The fair value of identified intangible assets is amortized over an estimated useful life of ten years. The fair value of changes in property, plant and equipment is depreciated over an estimated useful life of ten years. B - Reflects the adjustment to interest expense resulting from the additional credit facilities. Term Loan A-1 interest $805 million (2.5% interest rate) 5,031 Term Loan A-2 $470 million (2.75% interest rate) 3,231 $400 million Revolver (3.25% interest rate) 1,251 Amortization of debt issuance costs (Assumes $20 million) 1,010 10,524 Reversal of Kapstone historical interest expense, net (1,909) Reversal of Longview historical interest expense, net (10,617) (2,002) C - Reflects the income tax effect on the pro forma adjustments using KapStone's effective tax rate of 38%. D - Longview does not report this line item.

PRELIMINARY PRO FORMA – COMBINED INCOME STATEMENTS 17 Preliminary Pro Forma Pro Forma KapStone Longview Adjustments Notes Combined Net sales 646,134 $ 445,571 $ 1,091,705 $ Cost of sales, excluding depreciation and amortization 450,699 326,442 777,141 Depreciation and amortization 34,477 - 25,000 A, D 59,477 Freight and distribution expenses 55,769 - D 55,769 Selling, general, and administrative expenses 40,200 33,337 73,537 Other operating income 398 (1) 397 Operating income 65,387 85,791 (25,000) 126,178 Miscellaneous Income - 49 49 Foreign exchange gain/(loss) (222) - (222) Interest expense, net 5,237 21,183 (3,932) B 22,489 Income before provision for income taxes 59,928 64,657 (21,069) 103,517 Provision for income taxes 20,478 22,252 (8,006) C 34,724 Net income 39,450 $ 42,405 $ (13,062) $ 68,793 $ Weighted average number of shares outstanding: Basic 47,516,218 47,516,218 Diluted 48,222,022 48,222,022 Net income per share: Basic 0.83 $ 0.89 $ (0.27) $ 1.45 $ Diluted 0.82 $ 0.88 $ (0.27) $ 1.43 $ (amounts in thousands except per share data) Historical KapStone Paper and Packaging Corporation Unaudited Pro Forma Condensed Combined Statement of Income For the Six Months Ended June 30, 2013

PRELIMINARY PRO FORMA – COMBINED INCOME STATEMENTS 18 A - Reflect additional amortization and depreciation expense from fair market value adjustments for identified intangible assets and fixed assets. The fair value of identified intangible assets is amortized over an estimated useful life of ten years. The fair value of changes in property, plant and equipment is depreciated over an estimated useful life of two to twelve years. B - Reflects the adjustment to interest expense resulting from the additional credit facilities. Term Loan A-1 interest $805 million (2.5% interest rate) 10,063 Term Loan A-2 $470 million (2.75% interest rate) 6,463 $400 million Revolver (3.25% interest rate) 2,503 Amortization of debt issuance costs (Assumes $20 million) 2,017 21,045 Reversal of Kapstone historical interest expense, net (3,784) Reversal of Longview historical interest expense, net (21,192) (3,932) C - Reflects the income tax effect on the pro forma adjustments using KapStone's effective tax rate of 38%. D - Longview does not report this line item.